Exhibit 10.1

Execution Copy

AMENDMENT NO. 3 TO FUNDING AGREEMENT

This Amendment No. 3 (this “Amendment”) to the Funding Agreement dated August 8, 2000, as amended July 14, 2003 and September 1, 2005 (together, the “Funding Agreement”), between Targeted Genetics Corporation, a Washington corporation (“Targeted”), and Biogen Idec MA Inc., a Massachusetts corporation (“Biogen”), is made as of November 7, 2006.

AGREEMENT

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Funding Agreement.

2.    Amendments. The Funding Agreement is hereby amended as follows:

(a)    The complete text of the definition of “Final Maturity Date” in “Article One, Definitions” is hereby amended and restated as follows:

“Final Maturity Date” means August 1, 2008, the date on which the final installment of principal and final payment of interest is due and payable under the Note. If the Final Maturity Date falls on a day that is not a business day, then the Final Maturity Date shall be extended to the next succeeding business day.”

(b)    The following shall be added as a new definition in alphabetical order to “Article One, Definitions”:

“Change of Control” means either of the following events:
(a) consummation of any merger or consolidation of Targeted in which Targeted is a party and in which Targeted is not the surviving entity or the shareholders of Targeted control less than fifty percent of the voting power of Targeted or the surviving entity; or (b) consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of Targeted’s assets or outstanding securities, other than a transfer of Targeted’s assets or securities to a majority-owned subsidiary of Targeted.”

(c)    The complete text of “Article Two, The Loan, Section 2.1 Terms of the Loan, Subsection 2.1.5 Repayment” is hereby deleted and replaced in its entirety to read as follows:

“Accrued and unpaid interest on the Loan shall be paid annually on each August 31 (provided, that if such date would fall on a day that is not a business day, then the interest payment date shall be extended to the next succeeding business day) and on the Final Maturity Date. All outstanding principal of the Loan shall be due and payable in cash according to the following schedule:

Payment Date	Principal Amount

November 7, 2006	$500,000
August 1, 2007	$1,000,000
August 1, 2008	$1,000,000

In addition, Targeted agrees to pay Biogen, no later than the 10th business day following receipt thereof, an amount equal to one-third of any Milestone Payments received by Targeted or any of its subsidiaries (each such payment, a “Mandatory Pre-Payment”). Any Mandatory Pre-Payment shall be applied (i) first to the payment of any accrued and unpaid interest on the principal being repaid, and (ii) second to the payment of outstanding principal in reverse order of maturity (i.e., starting with the outstanding principal due on the latest payment date set forth on the above table).

Targeted further agrees that upon any Change of Control of Targeted, the payment of $1,000,000 of outstanding principal under the Loan due on August 1, 2007 shall accelerate and become due and payable in full to Biogen no later than the 30th business day following such Change of Control.”

3.    Additional Agreements. The parties further agree as follows:

(a)    Partial Cancellation of Indebtedness. Biogen hereby agrees effective as of the date hereof to: (i) cancel in full the outstanding principal amount of $650,000 due under the Amended and Restated Promissory Note, dated September 1, 2005 (the “Second Note”); (ii) cancel in full outstanding principal amount of $5,000,000 of the Loan maturing on August 1, 2008 (such cancellation of an aggregate of $5,650,000 of outstanding indebtedness being the “Forgiven Debt”); and (iii) accept payment for the final $2,500,000 due under the Loan according to the schedule set forth in Section 2(c) hereof.

(b)    Biogen acknowledges receipt as of the date hereof of: (i) $500,000 cash from Targeted in payment of principal under the Loan pursuant to the schedule set forth in Section 2(c) hereof, and (ii) an Amended and Restated Promissory Note (the “Note”) from Targeted further amending and restating that certain Amended and Restated Promissory Note dated September 1, 2005 (the “September 2005 Note”) and evidencing Targeted’s aggregate outstanding indebtedness to Biogen, following the repayment described in clause (i) above, of $2,000,000. Except for the indebtedness of Targeted to Biogen evidenced by the Note, Biogen hereby acknowledges that performance by Targeted of the actions contemplated by this Amendment shall constitute full repayment and satisfaction of the Forgiven Debt and that Targeted shall have no further obligation to Biogen to repay the Forgiven Debt.

(c)    Issuance of the Common Shares. In consideration of the Forgiven Debt, Targeted hereby agrees to issue 1,000,000 shares of its unregistered common stock (the “Common Shares”) to Biogen within two (2) business days of the execution and delivery of this Amendment and the delivery of the September 2005 Note and the Second Note to Targeted for cancellation.

(d)    Representations and Warranties.

(i) Biogen represents and warrants to Targeted, as of the date of this Amendment, as follows:

(1) Access to Information. Biogen has had access to Targeted’s recent public filings with the SEC which provide all material information regarding Targeted including, in particular, the current financial condition of Targeted and the risks associated therewith. Biogen has been provided reasonable opportunity to ask questions of, and receive answers from, management of Targeted concerning the terms and conditions of the issuance of the Common Shares and any additional information, documents, book and records relating to the business, assets, financial condition, results of operations and liabilities of Targeted that it deemed necessary and to reach an informed and knowledgeable decision to accept the Common Shares on the terms set forth herein.

(2) Restricted Securities. Biogen understands that the Common Shares are characterized under the Securities Act as “restricted securities” and, therefore, the Common Shares cannot be sold or transferred unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Biogen further understands that it must hold the Common Shares indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from registration, and that Targeted is under no obligation to register or qualify any of the Common Shares or to take any action to make such an exemption available. In this connection, Biogen represents that it is familiar with Rule 144 under the Securities Act as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(3) Purchase for Own Account. Biogen represents and warrants that the Common Shares are being purchased for its own account, not as a nominee or agent, for investment and not with a view to the resale or distribution of any part thereof, and that Biogen has no present intention of granting any participation in, or otherwise distributing the same. Biogen further represents that it does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to any third person with respect to any of the Common Shares.

(4) Accreditation. Biogen represents and warrants that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(ii) Targeted represents and warrants to Biogen, as of the date of this Amendment, as follows:

(1) Organization, Standing and Power. Targeted is a corporation duly organized and validly existing under the laws of the state of Washington. Targeted has the corporate power and authority to own, lease and operate its properties and carry on its business as now being conducted. Targeted is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Targeted. Targeted has previously provided to Biogen with complete and correct copies of its articles of incorporation and bylaws as in effect on the date of this Agreement.

(2) Authority. Targeted has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Funding Agreement. The execution and delivery of this Amendment and the consummation of the transactions contemplated by this Amendment (including the issuance of Common Stock pursuant to Section 3(c) of this Amendment) have been duly authorized by all necessary corporate action on the part of Targeted. This Amendment has been duly executed and delivered by Targeted, and this Amendment constitutes a valid and legally binding obligation of Targeted, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

(3) SEC Reports; Financial Statements.

a) Targeted has filed with the SEC all reports, forms, registration statements, definitive proxy statements and documents required to be filed with the SEC since December 31, 1999, and has furnished to  Biogen true and complete copies, in the form filed with the SEC, of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, (ii) the proxy statement relating to its 2006 annual meeting of shareholders, (iii) its annual report to shareholders for the fiscal year ended December 31, 2005 and (iv) its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 (collectively, the "Targeted SEC Documents"). As of their respective filing dates, the Targeted SEC Documents (including all financial statements, exhibits and schedules to and documents incorporated by reference in the Targeted SEC Documents) (i) complied in all material respects with the requirements of the Exchange Act and the Securities Act, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements made in the Targeted SEC Documents, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Targeted SEC Document.

(b) The financial statements of Targeted, including the notes to the financial statements, included or incorporated by reference in the Targeted SEC Documents (the "Targeted Financial Statements") were complete and correct in all material respects as of their respective filing dates, complied as to form in all material respects with applicable accounting requirements and with the applicable published rules and regulations of the SEC as of their respective dates, and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the related notes or, in the case of unaudited statements, included in Quarterly Reports on Forms 10-Q). The Targeted Financial Statements fairly present the consolidated financial condition and operating results of Targeted and its subsidiaries at the dates and during the periods indicated in the Targeted Financial Statements (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in Targeted accounting policies except in response to SEC Staff Accounting Bulletin No. 101 and as described in the Targeted SEC Documents.

(4) Valid Issuance of Stock. The Shares, when issued and delivered in accordance with the terms of Section 3(c) of this Agreement and for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances other than those, if any, created by Biogen, and will be issued in compliance with all applicable state and federal securities laws.

4.    Demand Registration.

(a) On one occasion after the date hereof, Biogen may request that all of the Common Shares owned by Biogen as of such date be registered under the Securities Act on a Registration Statement on Form S-3 (or a successor form) (the "S-3 Registration Statement"). Upon the receipt of such request Targeted shall use its Reasonable Commercial Efforts to effect the S-3 Registration Statement as soon as practicable, at Targeted's expense, and to cause the S-3 Registration Statement to remain effective until the earlier of 180 days from the effective date of the S-3 Registration Statement and the date on which all the Common Shares covered by the S-3 Registration Statement have been sold; provided, however, that Targeted shall not be required to effect the S-3 Registration Statement if (A) if Form S-3 (or a successor form) is not available for such registration; (B) the Common Shares to be included in the S-3 Registration Statement would have an aggregate price to the public of less than $350,000; (C) Targeted shall furnish to Biogen a certificate signed by the president of Targeted stating that (1) Targeted is engaged or has bona fide plans to engage in a registered public offering or is engaged in any other activity that, in the good faith judgment of Targeted's board of directors, would be adversely affected by the requested registration or (2) the requested registration would involve initial or continuing disclosure obligations that are not in the best interests of Targeted's shareholders at such time, in which event Targeted shall have the right to defer the filing of the S-3 Registration Statement for a period of not more than 90 days after receipt of the request; or (D) Targeted has already effected a registration statement on Form S-3 or Form S-1 within the 180-day period preceding the date of such request.

(b) In the event Targeted effects the S-3 Registration Statement pursuant to this Section 4, Targeted shall indemnify and hold harmless Biogen, each underwriter of such Common Shares, if any, and each other person, if any, who controls Biogen or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which Biogen or such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the S-3 Registration Statement, any preliminary prospectus or final prospectus contained in the S-3 Registration Statement (the "S-3 Prospectus"), or arise out of or are based on the omission or alleged omission to state a material fact required to be stated in the S-3 Registration Statement or necessary to make the statements in the S-3 Registration Statement not misleading; and Targeted will reimburse Biogen or such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Targeted will not be liable in any such case to the extent that any such loss, claim, damages or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the S-3 Registration Statement, the S-3 Prospectus or any amendment or supplement of the S-3 Registration Statement or the S-3 Prospectus in reliance on and in conformity with written information furnished to Targeted by or on behalf of Biogen expressly for use in the S-3 Registration Statement or the S-3 Prospectus or any untrue statement in such prospectus or omission of a material fact required to make a statement not misleading in the S-3 Prospectus that is corrected in any subsequent S-3 Prospectus that was delivered to Biogen before the pertinent sale or sales by Biogen.

5.    Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Funding Agreement shall remain in full force and effect.

6.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, Targeted and Biogen have caused this Amendment to be duly executed as of the date first above written.

TARGETED GENETICS CORPORATION

By: /s/ H. Stewart Parker
Name: H. Stewart Parker
Title: President and Chief Executive Officer

BIOGEN IDEC MA INC.

By: /s/ Michael F. Phelps
Name: Michael F. Phelps
Title: Vice President and Treasurer